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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-16383              95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                               77002
           (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

As part of the November 8, 2004 Omnibus Agreement entered into between Sabine Pass LNG, L.P. ("Sabine Pass LNG") and Chevron USA, Inc. ("Chevron"), Chevron had the option, by July 1, 2005, to reduce its reserved capacity at the Sabine Pass LNG Receiving Terminal from 700 MMcf/d to 500 MMcf/d. Chevron has notified Sabine Pass LNG that it will not exercise this option. As a result, Chevron's reserved capacity at the Sabine Pass LNG terminal will continue to be 700 MMcf/d unless Chevron elects on or before 5:00 p.m. on December 1, 2005 to increase its reserved capacity to 1.0 Bcf/d in accordance with the Omnibus Agreement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHENIERE ENERGY, INC.


         Date:  June 30, 2005            By: /s/ Zurab S. Kobiashvili
                                             ------------------------
                                             Name:    Zurab S. Kobiashvili
                                             Title:   Senior Vice President and
                                                      General Counsel